UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.


                                FORM 8-K

                             CURRENT REPORT

                    PURSUANT TO SECTION 13 or 15(d)
                 OF THE SECURITIES EXCHANGE ACT OF 1934



                             March 18, 2004
                        ------------------------
            Date of Report (Date of earliest event reported)



                AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.
                ---------------------------------------
           (Exact Name of Registrant as specified in Charter)



                     Commission File No. 0-24259



     British Columbia, Canada                        75-2712845
   ----------------------------                  -------------------
   (State of Other Jurisdiction                  (I.R.S. Employer
          of Incorporation)                       Identification No.)




     1301 Avenue M, Cisco, Texas                         76437
---------------------------------------              ------------
(Address of Principal Executive Office)               (Zip Code)


Registrant's Telephone Number, Including Area Code: (254) 442-2638



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Item 5.  Other Events


(a)  Other Events

   A complaint has been filed against our President, Mr. Ely Sakhai in the United States Federal Court for the Southern District of New York, alleging, inter alia, mail fraud.

   This is a criminal complaint which is personal in nature and not associated in anyway with Mr. Sakhai's activities with ACOR. ACOR is not mentioned in this litigation, nor is ACOR involved in any manner with the facts relating to the case.

   Mr. Sakhai has plead not guity to these charges and intends to vigorously defend himself from these allegations. He does not intend to resign from his position as President and Director of ACOR.

   ACOR stands behind its President until these matters are resolved.


(b)  Exhibits

       Number      Description
       ------      ----------------------------------------------

          None






                               Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AUSTRALIAN-CANADIAN OIL ROYALTIES, LTD.

Date:  03/23/04                  By:  /s/ ROBERT KAMON
                                      ------------------------------
                                      Robert Kamon
                                      Secretary